SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

August 4th, 2003

Date of Report (Date of earliest event reported)

HEPALIFE TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Florida (State or other jurisdiction of incorporation)	000-29819 (Commission File Number)	58-2349413 (I.R.S Employer Identification No.)

1628 West 1st Avenue, Suite 216, Vancouver, British Columbia,  V6J 1G1

(Address of principal executive offices)

(800) 518-4879

(Registrant’s telephone number, including area code)

ITEM 1.  Changes in Control of Registrant.

None.

ITEM 2.  Acquisition or Disposition of Assets.

None.

ITEM 3.  Bankruptcy or Receivership.

None.

ITEM 4.  Changes in Registrant’s Certifying Accountant.

None.

ITEM 5.  Other Events.

None.

ITEM 6.  Resignations of Registrant’s Director’s

None.

ITEM 7.  Financial Statements and Exhibits.

The following exhibit is filed herewith:

     Exhibit Number

Description

99.1

Press Release dated August 4th, 2003, issued by HepaLife Technologies, Inc.

ITEM 8.  Change in Fiscal Year.

None.

ITEM 9.  Regulation FD Disclosure

Cautionary Statement Pursuant to Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995:

Except for the historical information presented in this document, the matters discussed in this Form 8-K, or otherwise incorporated by reference into this document, contain "forward-looking statements" (as such term is defined in the Private Securities Litigation Reform Act of 1995). These statements are identified by the use of forward-looking terminology such as "believes", "plans", "intend", "scheduled", "potential", "continue", "estimates", "hopes", "goal", "objective", expects", "may", "will", "should" or "anticipates" or the negative thereof or other variations thereon or comparable terminology, or by discussions of strategy that involve risks and uncertainties. The safe harbor provisions of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended, apply to forward-looking statements made by the Registrant. The reader is cautioned that no statements contained in this Form 8-K should be construed as a guarantee or assurance of future performance or results. These forward-looking statements involve risks and uncertainties, including those identified within this Form 8-K. The actual results that the Registrant achieves may differ materially from any forward-looking statements due to such risks and uncertainties. These forward-looking statements are based on current expectations, and the Registrant assumes no obligation to update this information. Readers are urged to carefully review and consider the various disclosures made by the Registrant in this Form 8-K and in the Registrant's other reports filed with the Securities and Exchange Commission that attempt to advise interested parties of the risks and factors that may affect the Registrant's business.

Note: Information in this report furnished pursuant to Item 9 shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in this current report shall not be incorporated by reference into any registration statement pursuant to the Securities Act of 1933, as amended. The furnishing of the information in this current report is not intended to, and does not, constitute a representation that such furnishing is required by Regulation FD or that the information this current report contains is material investor information that is not otherwise publicly available.

On August 4th, 2003, HepaLife Technologies, Inc. issued a news release announcing that each year, hundreds of thousands of individuals worldwide experience acute or chronic liver failure caused by viral hepatitis, degenerative diseases, trauma, drug overdoses and alcohol abuse.  The last of these, alcohol abuse, is a major cause of liver disease in America today. This news release, dated August 4th, 2003, is attached as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEPALIFE TECHNOLOGIES, INC.

/s/ Jeet Sidhu

Jeet Sidhu

Director

Date: August 4th, 2003

EXHIBIT 99.1

ALCOHOL ABUSE MAJOR CAUSE OF LIVER DISEASE

Vancouver, BC – August 4, 2003 - - Each year, hundreds of thousands of individuals worldwide experience acute or chronic liver failure caused by viral hepatitis, degenerative diseases, trauma, drug overdoses and alcohol abuse.  The last of these, alcohol abuse, is a major cause of liver disease in America today.

Of the nearly 14 million Americans (1 in every 20) that either abuse alcohol or are alcoholics (National Institute on Alcohol Abuse and Alcoholism), 10% to 20% will develop cirrhosis of the liver, one of the leading causes of death among young and middle-age adults in the US. An estimated two-thirds of all alcoholics are men and of the 1.4 to 2.8 million people who will develop alcohol induced liver disease 80% will be men.

Alcohol also affects the estimated 4.5 million Americans infected with hepatitis C, for which there is no cure and from which an estimated 70-80% will develop chronic liver disease and 20% will die. An article in the July 2003 issue of Hepatology reported that alcohol increases the hepatitis C virus in human cells and may contribute to a rapid course of infection.

In fact, so damaging have the effects of alcohol abuse and binge drinking among young people become that last month the British Medical Association called for a halt to advertising of beer, wine and spirits.

10% of US Population afflicted with Liver Disease

According to the American Liver Foundation, 10% of the American population is or has been afflicted with liver and biliary diseases.  In purely economic terms, liver-related problems cost society over $10 billion per year. In human terms, the costs cannot be calculated.

For people with severe liver failure, orthotopic liver transplantation is the only effective treatment therapy. Unfortunately, there are just over 5,000 livers available for transplant annually for the almost 20,000 adults and children medically approved and waiting for liver transplants in America.

Due to a severe shortage of organ donors, the waiting time for potential liver recipients could be as long as two to three years, with 20-30% of these patients not surviving the wait period.  For those who receive liver transplants, some 31% will die within 5 years, while the rest will endure a life time of immunosuppressive drugs, rendering them susceptible to life threatening infections such as kidney failure and increased risk of cancer, and follow up costs of $25,000 per year to the health care system.

Sadly, patients suffering from advanced liver failure who are either not whole organ transplant candidates or who cannot find an available organ in a timely fashion have limited prospects for survival.

Artificial Liver Device

The need for an artificial liver device able to remove toxins and improve immediate and long-term survival results for patients suffering from liver disease is more critical today than ever before.

In response to limited treatment options, low volume of donor organs, high price of transplants and follow up costs, growing base of hepatitis sufferers, alcohol abuse, drug overdoses and other factors that result in liver disease, HepaLife Technologies Inc. (OTCBB: HPLF) is working towards to the development of an artificial liver device by optimizing the hepatic functions of a patented cell line, whose hepatic characteristics have been demonstrated to have potential application in the production of an artificial liver device for use by human patients with liver failure.

It is anticipated that an artificial liver device, if and when approved for use by appropriate regulatory agencies, may potentially be used as a temporary artificial liver for patients awaiting a liver transplant, thus lengthening the time they have available while an organ donor is located.

Since the most common causes of death in liver transplant patients (other than the wait period) are infection, rejection, and malignancy, an artificial liver could also potentially provide support for post-transplantation patients until the grafted liver functions adequately to sustain the patient.

Additionally, an artificial liver device could also be used as support for patients with chronic liver disease, thus allowing their own liver time to heal and regenerate, as well as providing immediate temporary support for those patients suffering from acute liver failure, as is the case with drug overdoses.

About HepaLife Technologies, Inc.

HepaLife Technologies, Inc. (OTCBB: HPLF) is a development stage biotechnology company focused on the research, development and eventual commercialization of technologies and products to treat various forms of liver dysfunction and disease.

Presently, through a Cooperative Research and Development Agreement, HepaLife Technologies is working towards optimizing the hepatic functionality of a patented cell line, whose hepatic characteristics have been demonstrated to have potential application in the production of an artificial liver device for use by human patients with liver failure.

The need for an artificial liver device able to remove toxins and improve immediate and long-term survival results for patients suffering from liver disease is more critical today than ever before.

Limited treatment options, a low volume of donor organs, the high price of transplants and follow-up costs, a growing base of hepatitis sufferers, alcohol abuse, drug overdoses and other factors that result in liver disease, all clearly indicate that a strong need exists for an artificial liver device, now and into the foreseeable future.

The Company's research and development work is being conducted at two laboratories, the Growth Biology Laboratory and the Biotechnology and Germplasm Laboratory, both located in Beltsville, Maryland.

For additional information, please visit www.hepalife.com

Legal Notice Regarding Forward-Looking Statements

This release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 that are based upon current expectations or beliefs, as well as a number of assumptions about future events. Although the Company believes that the expectations reflected in the forward-looking statements and the assumptions upon which they are based are reasonable, it can give no assurance that such expectations and assumptions will prove to have been correct. The reader is cautioned not to put undue reliance on these forward-looking statements, as these statements are subject to numerous factors and uncertainties, including but not limited to adverse economic conditions, intense competition, lack of meaningful research results, entry of new competitors and products, adverse federal, state and local government regulation, inadequate capital, unexpected costs and operating deficits, increases in general and administrative costs, termination of contracts or agreements, technological obsolescence of the Company's products, technical problems with the Company's research and products, price increases for supplies and components, litigation and administrative proceedings involving the Company, the possible acquisition of new businesses or technologies that result in operating losses or that do not perform as anticipated, unanticipated losses, the possible fluctuation and volatility of the Company's operating results, financial condition and stock price, losses incurred in litigating and settling cases, dilution in the Company's ownership of its business, adverse publicity and news coverage, inability to carry out research, development and commercialization plans, loss or retirement of key executives and research scientists, changes in interest rates, inflationary factors, and other specific risks. In addition, other factors that could cause actual results to differ materially are discussed in the Company's most recent Form 10-QSB and Form 10-KSB filings with the Securities and Exchange Commission.

Contact:

HepaLife Technologies, Inc.

Harmel S. Rayat, President

Toll Free: 800-518-4879

Web Site: www.HepaLife.com